UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 27, 2005
Date of Report (Date of earliest event reported)
AMH HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-115543 (Commission File Number)	16-1693178 (IRS Employer Identification No.)
3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)
(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 99.1 Presentation to the 2005 CSFB High Yield Building

Item 7.01 Regulation FD Disclosure
     On October 27, 2005, Associated Materials Incorporated (“AMI”) and AMH Holdings, Inc., the indirect parent company of AMI, presented an overview of AMI’s operations at the 2005 CSFB High Yield Building Products Conference. A copy of the presentation is attached as Exhibit 99.1 hereto.
     The information furnished in this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
The following exhibit is not filed but is furnished as described above.

Exhibit Number	Description of Document

99.1	Presentation to the 2005 CSFB High Yield Building Products Conference

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMH HOLDINGS, INC.

DATE: October 27, 2005	By:	/s/ D. Keith LaVanway

D. Keith LaVanway Vice President — Finance, Chief Financial Officer, Treasurer and Secretary